Harbor Bond Fund

Effective September 26, 2014, Scott A. Mather, Mark R. Kiesel and Mihir P. Worah have replaced William H. Gross, CFA, as the portfolio managers for Harbor Bond Fund. Messrs. Mather, Kiesel and Worah are jointly responsible for managing the Harbor Bond Fund. Pacific Investment Management Company LLC (PIMCO) continues to serve as subadviser to the Fund.

Mr. Mather is Chief Investment Officer U.S. Core Strategies and a Managing Director of PIMCO and has been associated with PIMCO since 1998. Mr. Kiesel is Chief Investment Officer Global Credit and a Managing Director of PIMCO and has been associated with PIMCO since 1996. Mr. Worah is Chief Investment Officer Real Return and Asset Allocation and a Managing Director of PIMCO and has been associated with PIMCO since 2001.

All references in the Prospectus to Mr. Gross as portfolio manager for Harbor Bond Fund are hereby replaced with references to Messrs. Mather, Kiesel and Worah as portfolio managers for Harbor Bond Fund.

September 29, 2014

Investors Should Retain This Supplement For Future Reference

S0929.P.FI